UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 19, 2009

(Date of earliest event reported)

TELKONET, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Utah

 (State or Other Jurisdiction of Incorporation)

000-31972	87-0627421
(Commission File No.)	(I.R.S. Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876
(Address of Principal Executive Offices)

(240)-912-1800
(Registrant's Telephone Number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

On November 19, 2009, Telkonet, Inc. (the “Company”) completed a private placement (the “Private Placement”) of 215 shares of the Company’s Series A Convertible Redeemable Preferred Stock, par value $0.001 per share (“Series A”), and warrants (“Warrants”) to purchase an aggregate of 1,628,800 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) to certain accredited investors pursuant to a securities purchase agreement (the “Securities Purchase Agreement”) entered into on November 16, 2009.  The Series A shares were sold at a price per share of $5,000 and the Warrants have an exercise price of $0.33, which is equal to the volume-weighted average price of a share of Common Stock measured over the 30-day period immediately preceding November 12, 2009.  The Company received $1,075,000 from the sale of these Series A shares and Warrants.  The entering into of the Securities Purchase Agreement was previously disclosed in Item 1.01 of the Current Report of the Company filed with the Securities and Exchange Commission (the “SEC”) on November 18, 2009.  The Securities Purchase Agreement was attached as an exhibit to that previously filed Form 8-K.

Under the terms of the Private Placement, each Series A share is convertible into approximately 13,774 shares of Common Stock at a conversion price of $0.363 per share, which is equal to 110% of the volume-weighted average price of a share of Common Stock measured over the 30-day period immediately preceding November 12, 2009.  Except as specifically provided or as otherwise required by law, the Series A shares will vote together with the Common Stock shares on an as-if-converted basis and not as a separate class.  Each Series A share shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of such shares of the Series A.

The Securities Purchase Agreement includes representations, warranties, and covenants customary for a transaction of this type.

The description set forth in Item 3.02 below is incorporated by reference into this Item 1.01.

The press release announcing the completion of the Private Placement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sale of equity securities is incorporated by reference into this Item 3.02.

The Shares were offered and sold in the Private Placement to accredited investors without registration under the Securities Act, or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  Each investor represented that the investor qualified as an “accredited investor,” as defined under Rule 501(a) of Regulation D.  All Shares were issued as restricted securities and the certificates representing the shares were endorsed with legends confirming that the Shares had been issued without registration under the Securities Act and cannot be sold or otherwise transferred without registration under the Securities Act or an exemption from such registration requirements.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit
Number	Description

99.1	Press Release, dated November 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELKONET, INC.

Date: November 25, 2009
By: /s/ Richard J. Leimbach
Richard J. Leimbach
Chief Financial Officer